Exhibit 10.18

June 15, 2014

Dr. John Thompson

1438120 Ontario Limited

University of Waterloo

Waterloo, Ontario N2L 3G1

Canada

Re:      Amendment #9 to Consulting Agreement of July 12, 1999

Dear Dr. Thompson:

This will modify paragraph 11 of your Consulting Agreement with Senesco dated July 12, 1999, as modified.

Effective immediately, the term of the Consulting Agreement, as modified, will be extended for an additional 1 year term through June 30, 2015.

All other terms of the Agreement remain unchanged.

Sincerely,

Leslie J. Browne, Ph.D.

President

Senesco, Inc.

Acknowledged and Agreed:

/s/ John Thompson
1438120 Ontario Limited
Dr. John Thompson